Exhibit 10.3

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into this 6th day of March, 2000, between WEB PARTNERS, INC., a Florida corporation ("COMPANY"), and Santu Rohatgi ("EXECUTIVE").
  ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WIIIEREAS, Company is engaged in the business of [WEB BASED ADVERTISING AND WEB BASED MEASUREMENT TECHNOLOGIES] (the "COMPANY BUSINESS"); and
                                               -----------------

     WHEREAS, Executive possesses significant knowledge and information with respect to the Company Business which knowledge and information will be increased, developed and enhanced through Executive's employment by Company; and

     WHEREAS, the parties hereto desire to enter into an agreement for Company's employment of Executive on the terms and conditions contained in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     EMPLOYMENT  AND  DUTIES. Subject to the terms and conditions of this
            -----------------------
Agreement, Company hereby employs Executive, and Executive hereby accepts employment with Company. Executive will have such duties as are assigned to him from time to time by Company and will initially serve as President, CFO and
                                                              ------------------
Director  of  the Company. Executive's duties will initially include: [STRATEGIC
------------
PLANNING, MERGERS AND ACQUISITIONS, FINANCIAL REPORTING AND OVERALL OPERATIONS OF THE COMPANY, AND (II) ASSISTING IN ALL OTHER ASPECTS OF THE COMPANY BUSINESS, INCLUDING PARTICIPATION IN THE FORMULATION AND IMPLEMENTATION OF BUDGETS AND STRATEGIC AND OPERATIONAL PLANS REGARDING THE COMPANY BUSINESS] ("EXECUTIVE'S SERVICES").

     2.     TERM. Except as provided below and subject to SECTION 7, Executive's
            ----
employment pursuant to this Agreement will commence on March 06, 2000 and continue until the date that is forty-eight (48) months from the date of this Agreement (the "EXPIRATION DATE"). The period during which Executive is employed
                ---------------
under this Agreement, whether before or after the Expiration Date, is referred to as the "TERM." After the Expiration Date, Executive's employment under this
             -----
Agreement  will  continue  indefinitely, unless and until terminated on or after the Expiration Date in accordance with Section 7. The last day on which Executive is employed by Company, whether separation is voluntary or involuntary and is with or without cause, is referred to as the "TERMINATION DATE."
                                                              ----------------

                                                                    Exhibit 10.3

     3.     TIME  COMMITMENT. During the Term, Executive will devote Executive's
            ----------------
full business time, attention and energies to the diligent and faithful performance of Executive's duties as an executive employee of Company. Executive will not, without the prior written consent of Company, at any time during the
Term: (a) accept employment with, or render services of a business, professional or commercial nature to, any other Person (as defined below); (b) engage in any venture or activity which Company may in good faith consider to be competitive with or adverse to Company's business, whether alone or with any other Person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise, except that the ownership of not more than 2% of the publicly traded equity interests of any Person will not be deemed a violation of this Section 3; or (c) engage in any venture or activity which the Board of Directors of Company may in good faith consider to interfere with Executive's performance of Executive's duties under this Agreement. As used in this Agreement, "PERSON" means any individual, corporation, limited liability
                   ------
company, bank, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

     4.     COMPENSATION.  In  consideration  of Executive's services under this
            ------------
Agreement,  Company  will  provide  to  Executive  the  following  compensation:

     4.1.     SALARY.  Company  will  pay  to  Executive  a  salary for services
              ------
rendered  during  the Term at the rate of $ 180,000 per annum (the "SALARY"), to
                                                                    ------
be earned and payable in accordance with Company's payroll practices for similarly situated employees as in effect from time to time. The Salary will be reviewed by Company's Board of Directors or Chief Executive Officer not less frequently than annually, and may be adjusted upward in the sole discretion of the Board of Directors or Chief Executive Officer.

     4.2.     BENEFITS.  To  the  extent  that  Executive is qualified under the
              --------
requirements of the applicable benefit plans, and subject to the terms and conditions thereof, Executive will be entitled during the Term to participate in any employee benefit plans generally provided by Company to its similarly situated employees for so long as Company provides such benefit plans. In addition, Executive will be entitled to the other benefits, allowances or remuneration specified in EXHIBIT A to this Agreement.

     4.3.     EXPENSES.  Company  will reimburse Executive for, or pay directly,
              --------
all reasonable business expenses incurred by Executive at the request of, or on behalf of, Company in the performance of Executive's duties under this Agreement, provided that Executive incurs and accounts for such expenses in accordance with all Company policies and directives as in effect from time to time.

     4.4.     VACATIONS AND HOLIDAYS. Executive will be entitled to 4 weeks paid
              ----------------------
vacation each calendar year in accordance with the vacation policies of Company in effect for its Executive Officers from time to time. Vacation must be taken by Executive at such time or times as approved by the Chairman of the Board or Chief Executive Officer. The Executive will also be entitled to the paid holidays and other paid leave set forth in Company's policies. Unused vacation time will be carried over.

                                                                    Exhibit 10.3

     4.5.     ALTERATION  IN COMPENSATION STRUCTURE.  If Company makes a general
              -------------------------------------
change in its method of compensating employees of Executive's general level, by substituting a system based in whole or in part on the profits or performance of Company or any division thereof, or otherwise, Company will be entitled to modify Executive's compensation under the terms of SECTIONS 4.1 and 4.6 to be consistent with Company's general compensation method as so changed.

     4.6.     BONUS.  Executive  will  be eligible for each calendar year ending
              -----
during the Term to receive an annual discretionary bonus in accordance with Company's bonus program, as in effect from time to time.(See Exhibit A)

     5.     COVENANTS  OF EXECUTIVE. Executive understands and acknowledges that
            -----------------------
Company's ability to develop and retain trade secrets, customer lists, proprietary techniques, information regarding customer needs and other confidential information relating to the Company Business is of the utmost importance to Company's success, and Executive further acknowledges that Executive will develop and learn such information in the course of Executive's employment and that such information would be 'useful in competing unfairly with Company. In light of these facts and in consideration of Executive's employment with Company and Company's agreement to compensate Executive on the terms set forth in Section 4 of this Agreement, Executive covenants and agrees with Company as follows:

     5.1.     COVENANT  TO  PROTECT  CONFIDENTIAL  INFORMATION.  Executive  will
              ------------------------------------------------
protect all Company Confidential Information (as defined below) at all times, both during and after the Term, and will not disclose to any Person, or otherwise use, except in connection with Executive's duties performed in accordance with this Agreement, any Company Confidential Information. For purposes of this Agreement, "COMPANY CONFIDENTIAL INFORMATION" means technical,
                              --------------------------------
business and other information of Company, whether or not in writing, which derives value, economic or otherwise, from hot being generally known to the public or to other Persons who can obtain value from its disclosure or use, including, without limitation, technical or non technical data, compositions, devices, methods, techniques, drawings, inventions, processes, financial data, financial plans, product plans, lists or information concerning actual or potential customers or suppliers, information regarding business plans and operations, methods and plans of operation, marketing strategies, sales and distribution plans or strategies, cost information, pricing strategies, and acquisition and investment plans. Company Confidential Information includes information disclosed or owned by third parties (including information of any affiliate of Company) that is treated by Company as confidential or is subject to an obligation of Company to treat such information as confidential, whether such obligation is contractual or arises by operation of law. For purposes of this Agreement, confidential business information that does not constitute a trade secret under applicable law will not be treated as Company Confidential Information under this Agreement after the second anniversary of the Termination Date, but will remain subject to any other limitation on use or disclosure under any other agreement, applicable law, or otherwise.

                                                                    Exhibit 10.3

     5.2.     COVENANT  NOT  TO COMPETE. Executive will not, except on behalf of
              -------------------------
Company or an affiliate of Company, at any time during the period commencing on the date of this Agreement and continuing for a period of one year after the Termination Date (provided, however, that Executive's obligations under subsection (a) below shall terminate as of the Termination Date if Company terminates Executive without cause) directly or indirectly, whether alone-or with any other person as a partner, officer, director, employee, agent, shareholder, consultant, sales representative or otherwise:

     (a) perform the functions specifically identified in Section 1 on behalf of any person providing goods or services identical to or reasonably substitutable for the goods or services sold in the Company's business
("Competing Products") within the states of Florida, Georgia, Alabama, Tennessee, South Carolina, North Carolina or Virginia, or New York.

     (b) solicit, or assist in the solicitation of, any person who is, or was during the period of Executive's employment with Company, a customer of Company, for the purpose of selling such person Competing Products, whether or not Executive, or any other employee of Company directly or indirectly under Executive's supervision, has had contact with such person on behalf of Company, or

     (c) solicit; or assist in the solicitation of, any person employed or engaged by Company in any capacity (including without limitation as an employee or independent contractor), to terminate such employment or other engagement, whether or not such person is employed or engaged pursuant to a contract with Company and whether or not such person is employed or otherwise engaged at will, or

     (d) disparage the Employer or any of its shareholders, directors, officers, employees, or agents.

     5.3.     NOTIFICATION.  Executive will, while the covenants in this Section
              ------------
5 are in effect, give notice to Company, within ten days after accepting any other employment, of the identity of Executive's new employer.

     6.     INVENTIONS,  COPYRIGHTS,  ETC.
            -----------------------------

                                                                    Exhibit 10.3

6.1. Inventions. Executive will disclose promptly to Company, and only to Company, any invention or idea of Executive (developed alone or with others) conceived or made during Executive's employment by Company and Company will receive the same in confidence. Executive assigns to Company any such invention or idea in any way connected with Executive's employment or related to Company's business, research or development, or demonstrably anticipated research or development, and will cooperate with Company and sign all documents deemed necessary by Company to enable it to obtain, maintain, protect and defend patents covering such inventions and ideas and to confirm Company's exclusive ownership of all rights in such inventions, ideas and patents, and irrevocably appoints Company as Executive's agent to execute and deliver any assignments or documents Executive fails or refuses to execute and deliver promptly, this power and agency being coupled with an interest and being irrevocable. Executive represents and warrants that Executive is not and will not become a party to any agreement or subject to any other obligation that (a) would require Executive to assign to any Person other than Company any right, title or interest in any invention or idea that Executive is or will be required to assign to Company under this Agreement or (b) would be breached or violated by, or is otherwise inconsistent with Executive's entering into and performing under, the provisions of this Section 6.1.

     6.2.     WORK  FOR  HIRE ACKNOWLEDGMENT; ASSIGNMENT. Executive acknowledges
              ------------------------------------------
that Executive's work on and contributions to documents and other expressions in tangible media, including magnetic media and other forms of computer storage (collectively, "Works"), are within the scope of Executive's employment and part of Executive's duties and responsibilities for Company and its affiliates, and are, and at all times will be regarded as, "work made for hire" as that term is used in the United States Copyright Laws. Without limiting this acknowledgment, Executive assigns, grants, and delivers exclusively to Company all rights, title, and interests in and to any such Works, and all copies and versions thereof, including all copyrights and renewals. Executive will execute and deliver to Company, its successors and assigns, any assignments and documents Company requests for the purpose of establishing, evidencing, and enforcing or defending its complete, exclusive, perpetual, and worldwide ownership of all rights, title, and interest of every kind and nature, including all copyrights, in and to the Works, and Executive constitutes and appoints Company as its agent to execute and deliver any assignments or documents Executive fails or refuses to execute and deliver, this power and agency being coupled with an interest and being irrevocable.

     6.3.     POSSESSION  AND  RETURN  OF  COMPANY  DOCUMENTS  AND  EQUIPMENT.
              ---------------------------------------------------------------
Executive will not remove from Company's premises (except to the extent such removal is for purposes of the performance of Executive's duties at home or while traveling, or except as otherwise specifically authorized by Company), any files, customer lists, price lists, bids, specifications, forms, software, financial data, papers or other documents, including all copies of the foregoing (including those contained in magnetic media or other forms of computer storage); any computers, modems, diskettes, samples, credit cards, keys, security passes, tools, vehicles, or equipment; or any other materials or items that relate to Company's business or Executive's employment with Company, all of which at all times will be the property of Company unless otherwise agreed by Company in writing ("COMPANY PROPERTY"). At the end
                        -----------------

                                                                    Exhibit 10.3

of the Term, or at any time upon Company's request, Executive will deliver to Company all Company Property then in Executive's possession or control.

     6.4.     PRIOR  INVENTIONS,  IDEAS AND WORKS. Any and all inventions, ideas
              -----------------------------------
and works in which Executive has any right, title or interest, and which were previously made, created or conceived by Executive (alone or with others), and which have not been (a) described in a patent application filed in any patent office or (b) published, are identified on Exhibit B attached to this Agreement.

     7.     TERMINATION.
            -----------

     7.1.     BY  EITHER PARTY ON OR AFTER THE EXPIRATION DATE. Either party may
              ------------------------------------------------
terminate Executive's employment under this Agreement, with or without cause, effective on or after the Expiration Date, by giving the other party not less than 90 days prior written notice thereof

     7.2     OTHER  TERMINATION WITHOUT CAUSE. Executive's employment under this
             --------------------------------
Agreement will terminate immediately upon the occurrence of one of the following events:

     (a)     the  death  of  Executive;  or

     (b) delivery of written notice of termination by Company after Executive has become unable to perform Executive's services by reason of illness or incapacity, which illness or incapacity results in Executive's failure to discharge Executive's duties under this Agreement for an aggregate total of ninety (90) days (whether consecutive or nonconsecutive) during any one hundred eighty (180) day period.

     7.3.     BY EXECUTIVE FOR CAUSE. Executive will have the right to terminate
              ----------------------
Executive's employment under this Agreement on written notice to Company if Company has: (a) failed to make any payments due to Executive under this Agreement and such failure has not been cured within [10 days] after Executive has delivered written notice of such failure from Executive to Company, or (b) otherwise materially breached this Agreement and such breach has not been cured within [30 days] after Executive has delivered written notice of such breach to Company.

     7.4.     BY  COMPANY  FOR  CAUSE.  Company will have the right to terminate
              -----------------------
Executive's employment under this Agreement at any time on written notice to Executive if Executive has: (a) committed any act which, if prosecuted, would constitute a felony, or committed or been convicted of, or pleaded no contest to, any crime or act of dishonesty, fraud or moral turpitude or intentional illegal discrimination or harassment; (b) engaged in any conduct which is in reckless disregard of the Company Business or materially injurious to

                                                                    Exhibit 10.3

Company or its affiliates; (c) materially or habitually neglected Executive's duties under this Agreement; (d) failed to perform or observe any provision of this Agreement, any Company policies of general application from time to time in effect or any substantial lawful obligation of Executive's employment under this Agreement, and such failure has not been cured within 10 days after written notice from Company to Executive; (e) appropriated (or attempted to appropriate) a material business opportunity of Company, including any attempt to secure any personal profit in connection with any transaction entered into on behalf of Company; (f) breached any other agreement or instrument in favor of Company or any affiliate of Company, and such breach has not been cured within 10 days after written notice from Company to Executive; or (g) knowingly made or failed to correct a misstatement of a material--fact in or in connection with this Agreement or any other agreement, instrument, certificate, application or document with or in favor of Company or any affiliate of Company.

     8.     OTHER  EMPLOYEES.  Nothing  in  this  Agreement will limit Company's
            ----------------
discretion to employ other personnel on such terns and conditions and for such positions as may be satisfactory to Company.

     9.     SETOFF.  All amounts due or payable to Executive by Company pursuant
            ------
to this Agreement are subject to reduction and offset to the extent permitted by applicable law for any amounts due or payable to Company by Executive.

     10.     INSURANCE,  ETC.  Company  may  obtain,  in  the  name  and for the
             ---------------
benefit of Company, such life, disability and other insurance policies on Executive as Company may from time to time determine to be in the interest of Company. Executive will take such medical and physical examinations which Company may from time to time reasonably request, including any examination required to obtain such insurance policies. Executive represents and warrants that either with or without reasonable accommodation Executive is fully capable of performing the essential functions of Executive's job and discharging Executive's obligations under this Agreement.

     11.     NO CONFLICTING OBLIGATIONS.  Executive represents and warrants that
             --------------------------
Executive is not subject to any non competition agreement, nondisclosure agreement, employment agreement, or any other contract of any nature whatsoever, oral or written, with any Person other than Company, or any other obligation of any nature, which will or could cause a breach of or default in, or which is in any way inconsistent with, the terms and provisions of this Agreement.

     12.     NOTICE  TO  FUTURE  EMPLOYERS.  Executive  will,  during  the first
             -----------------------------
twelve (12) months following termination of Executive's employment with Company, whether with or without cause, inform any subsequent employers or partners, co-ventures or other business associates of the existence and provisions of this Agreement and, if requested, provide a copy of this Agreement to such employers or partners, co ventures or other business associates,

                                                                    Exhibit 10.3

and Company may, at any time, notify any future employers or partners, co ventures or other business associates of Executive of the existence and provisions of the Agreement.

     13.     MISCELLANEOUS.
             -------------

     13.1.     AGREEMENT  BINDING.  This  Agreement will inure to the benefit of
               ------------------
and be binding upon Company and its successors and assigns, and Executive and Executive's heirs, executors, administrators and personal representatives. This Agreement being personal may not be assigned by Executive or by Company, except that Company may assign its rights under this Agreement without the written consent of Executive to any affiliate of Company or in connection with any transfer of Company or of all or any substantial part of the Company Business (and such assignment will not constitute a termination of Executive's employment by Company for purposes of this Agreement) ("PERMITTED ASSIGNMENT"); provided,
                                               --------------------
however, that such affiliate or transferee will be obligated to perform this Agreement in accordance with its terms.

     13.2.     ENTIRE  AGREEMENT.  This  Agreement,  including  any attachments,
               -----------------
contains the entire agreement between the parties and no statement, promise or inducement made by either party hereto, or any agent of either party, which is not contained in this Agreement, will be valid or binding; and this Agreement may not be enlarged, amended, modified or altered except in a writing signed by Company and Executive and specifically referencing this Agreement. The provisions of this Agreement do not in any way limit or abridge any rights of Company or any affiliate under the laws of unfair competition, trade secret, copyright, patent, trademark or any other applicable laws, all of which are in addition to and cumulative of the rights of Company under this Agreement.

     13.3.     PROVISIONS  SEVERABLE.  If  any  provision  or  covenant  of this
               ---------------------
Agreement is held by any court to be invalid, illegal or unenforceable; either in whole or in part, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of the remaining provisions or covenants of this Agreement, all of which will remain in full force and effect. If any covenant in Section 5 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against Executive.

     13.4.     REMEDIES.  Executive  acknowledges  that if Executive breaches or
               --------
threatens to breach Executive's covenants and agreements in this Agreement, then Executive's actions may cause irreparable harm and damage to Company which could not be adequately compensated in damages. Accordingly, if Executive breaches or threatens to breach this Agreement, then Company will be entitled to injunctive relief, in addition to any other rights or remedies of Company under this Agreement or otherwise. Without limiting Company's rights under this SECTION
13.4 or any other remedies of Company, if Executive breaches any of the provisions of SECTION 5 or 6, Company will have the right to cease making any payments otherwise due to Executive under this Agreement.


                                      --8-

                                                                    Exhibit 10.3

     13.5.     WAIVER.  Failure  of  either  party  to  insist,  in  one or more
               ------
instances, on performance by the other in strict accordance with the terms and conditions of this Agreement will not be deemed a waiver or relinquishment of any right granted in this Agreement or of the future performance of any such term or condition or of any other term or condition of this Agreement, unless such waiver is contained in a writing signed by the party making the waiver and specifically referencing this Agreement.

     13.6.     NOTICES.  All  notices  and  other  communications  required  or
               -------
permitted to be given or made under this Agreement will be in writing and delivered personally or sent by pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient thereof at such recipient's address or facsimile number set forth below:

     If  to  Company:                          If  to  Executive:
               WEB  PARTNERS,  INC.                    /s/  Santu Rohatgi
               540 North Tomiami Trail                 5403 Avenue Simone
               Sarasota,  FL 34236                     Lutz,  FL  33549

               Facsimile No: (   )    -       Facsimile No: (813) 909-0897
                              -------------                  -------------

     With  copies  to:                         With  copies  to:

       ___________________________            ___________________________

       ___________________________            ___________________________

       ___________________________            ___________________________

       ___________________________            ___________________________

       ___________________________            ___________________________

               Facsimile No: (   )    -       Facsimile No: (813) 909-0897
                              -------------                  -------------

Any such notice or communication will be deemed to have been duly given immediately (if given or made in person or by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this SECTION 13.6 on the date of such facsimile), or three days after mailing (if given or made by mail), and in proving same it will be sufficient to show that the envelope containing the same was delivered to the delivery or postal service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. Any Person entitled to notice may change the address(es) or facsimile number(s) to which notices or other communications to such Person will be delivered, mailed or transmitted by giving notice thereof to the patties hereto in the manner provided in this Agreement.

                                                                    Exhibit 10.3

     13.7.     COVENANTS  INDEPENDENT;  SURVIVAL.     (a)  The  covenants,
               ---------------------------------
agreements, representations, and warranties of Executive contained in this Agreement are separate and independent from the covenants, agreements, representations and warranties of Executive contained in any other agreement or document in favor of Company or any of its affiliates, and this Agreement will in no way affect or be affected by the scope or continuing validity of any such covenant, agreement, representation or warranty of Executive.

     (b) Executive's obligations pursuant to Sections 5 and 6 will survive the Termination Date and any termination of this Agreement. Except as required by law or the express terms of any employee benefit plan in which Executive participates, neither Executive nor Executive's heirs, executors, administrators or personal representatives, will be entitled to any salary, bonus or other compensation or any benefits during or for any period after the Termination Date.

     13.8.     COUNTERPARTS.  This  Agreement  may be executed simultaneously in
               ------------
two or more counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     13.9.     HEADINGS.   Section  and  other  headings  contained  in  this
               --------
Agreement are for reference purposes only and are in no way intended to define, interpret, describe or otherwise limit the scope, extent or intent of this Agreement or any of its provisions.

     13.10.     WITHHOLDING.  Anything  in  this  Agreement  to  the  contrary
                -----------
notwithstanding, all payments required to be made by Company under this Agreement to Executive will be subject to the withholding of such amounts relating to taxes or other charges as Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

     13.11.     TAX CONSEQUENCES.  Company will have no obligation to any Person
                ----------------
entitled to the benefits of this Agreement with respect to any tax obligation any such Person incurs as a result of or attributable to this Agreement, including all supplemental agreements and employee benefits plans incorporated by reference therein, or arising from any payments made or to be made under this Agreement or thereunder.

     13.12.     GOVERNING  LAW. This Agreement and the rights and obligations of
                --------------
the parties under this Agreement will be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to its principles of conflicts of law. Each party irrevocably (a) consents to the exclusive jurisdiction and venue of the courts of Sarasota County, State of Florida and federal courts in the Middle District of Florida, in any action arising under or relating to this Agreement, and (b) waives any jurisdictional defenses (including personal jurisdiction and venue) to any such action.

                                                                    Exhibit 10.3

     13.13.     CONSTRUCTION.  The  language in all parts of this Agreement will
                ------------
be construed, in all cases, according to its fair meaning, and not for or against either party hereto. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

                                                                    Exhibit 10.3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                         EXECUTIVE:



                                                         /s/  Santu  Rohatgi
                                                         ---------------------
                                                         (Santu  Rohatgi)




                                                         COMPANY:

                                                         WEB  PARTNERS,  INC.




                                                         By:  /s/  Wyly  Wade
                                                            ------------------
                                                         Title:  President
                                                               ---------------
                                                         Name:  Wyly  Wade
                                                              ----------------

                                                                    Exhibit 10.3

                                    EXHIBIT A

                       SPECIAL BENEFTTS AND REMUNERATION;
                             EXISTING BONUS PROGRAM


I. SPECIAL BENEFITS AND REMUNERATION: (A) The base salary will be increased by 6% per year or by the CPI index whichever is greater. This may also be decided by the Board of Directors.

II. Stock Option Plan: Stock Option will be governed by the Stock Option Agreement between the Executive and Web Partners, Inc. dated Feb 25, 2000. Additional Stock Options may be granted by the Board of Directors of Web Partners, Inc. or the Parent Company.

III. Company Car: Web Partners, Inc. or it's parent Company will provide for the Executive a high -line company car of Executive `s choice in Executive's name for Executive's sole use with a monthly payment of up to $1,200 per month grossed up 38% for taxes. Web Partners, Inc. will be responsible for all service, maintenance and insurance. The Company will also pay for fuel and car wash not to exceed $50.00 per week.

IV. Health Insurance: Web Partners or it's Parent Company will pay during the term of employment the health and dental benefits for the Executive and the family .

V. Vacations: Web Partners, Inc. or it's parent Company shall provide for the Executive paid vacations of 4 weeks per year.

VI. Term Life Insurance: Web Partners, Inc or it's parent Company shall pay premium for the Executive to obtain Term insurance of at least $ 500,000 grossed up 38% for taxes. Where the beneficiary is the Spouse of the Executive or the dependants.

VII. Severance: Web Partners, Inc. or it' parent Company will pay for the length of the contract term( 48 months) if terminated without cause. This payment will include the base salary, Health and dental benefits, Term Life insurance. This will also be applicable if the Company is acquired by another Company.



II.     BONUS  PROGRAM  -  GENERAL DESCRIPTION: Management by Objectives(MBO) of
20%  annually  payable  per  month  and  any other Bonuses as approved b the o f
Directors  of  Web  Partners,  Inc.  or  it's  Parent  Company.